Subsequent events	12 Months Ended
Jun. 30, 2025
Subsequent events
Subsequent events

34. Subsequent events

Sales of “Ramblas del Plata” lots – IRSA

On July 17, 2025, IRSA signed an addendum to the purchase agreement dated January 27, 2025, which consisted of the substitution of one of the lots, with an additional cash payment of USD 3.5 million and the inclusion in the price of sellable square meters valued at USD 3.6 million. This transaction added USD 7.1 million, equivalent to ARS 8,953 million, to the original agreement, corresponding to 5,000 additional sellable square meters as a result of the substitution of the lot in question.

Related Party Transaction

On August 29, 2025, we informed that the Company had approved an investment of up to USD 12 million, in cash or in kind, in Golden Juniors Segregated Portfolio, an investment fund composed of different segregated portfolios, whose investment manager is a company directly controlled by Mr. Eduardo Sergio Elsztain, Chairman of the Company.

This investment is made with the purpose of diversifying part of the Company’s liquidity into financial alternatives that allow capturing growth opportunities in emerging sectors of the Argentine economy, particularly in the field of precious metals and the mining industry.

As part of the investment agreement, it was established that IRSA and/or its subsidiaries will not pay performance fees, being required only to bear the proportion of expenses corresponding to their participation in the fund.

In accordance with the provisions of Chapter III of the rules of the Argentine Securities Commission and Article 110, section h) of Capital Markets Law No. 26,831, the Company’s Audit Committee has issued its opinion with no objections to the transaction, which is available to shareholders at the Company’s headquarters.

Acquisition of the Al Oeste Shopping

On September 17, 2025, we informed that the Company has acquired “Al Oeste” shopping mall through the signing of the deed and the transfer of operations. This property is located at the intersection of Luis Güemes and Presidente Perón Avenues, in the town of Haedo, Morón district, west of Greater Buenos Aires.

The shopping mall is currently operating below its potential, and within the framework of the Company’s development plan to create opportunities in different districts of the Province of Buenos Aires, it is planned to be converted into an outlet center to be relaunched during next year.

“Al Oeste Shopping” has approximately 20,000 GLA sqm, including 40 stores, 6 food court units, 5 padel courts, 14 cinema theaters, and 1,075 parking spaces. In addition, it has an expansion potential of 12,000 GLA sqm.

The purchase price was USD 9 million, of which USD 4.5 million has been paid to date. The remaining balance will be paid in four annual installments.

With this acquisition, the Company’s shopping mall portfolio now includes 17 assets, 16 of which are operated by IRSA, totaling approximately 390,000 GLA sqm.

General Ordinary and Extraordinary Shareholders’ Meeting

On September 25, 2025, we informed that our Board of Directors has resolved to call a General Ordinary and Extraordinary Shareholders’ Meeting to be held on October 30, 2025, to address, among other topics, the following:

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Consideration of the financial result for the fiscal year ended June 30, 2025, amounting a profit of ARS 195,678 million. Consideration of the distribution of dividends payable in cash and/or in kind for up to ARS 164,000 million.

Warrants exercise

On September 30, 2025, we informed that between September 17, 2025, and September 25, 2025, certain warrant holders exercised their right to purchase additional shares. For this reason, USD 3.1 million, equivalent to ARS 4,199 million, were received, for converted warrants of 7,110,930 and a total of 10,536,907 common shares of the Company with a nominal value of ARS 10 were issued.